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                                                                  EXHIBIT 10.26


                                  BILL OF SALE

         FOR GOOD CONSIDERATION of Ten ($10.00) and other good an valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the agreement to assume legal liability for and make all payments and fulfill all obligations under a promissory note in the amount of $8,000.00 USD, bearing interest at 0.0%, and being payable in twenty four (24) monthly installments of $500.00 with the first installment being due on June 1, 1999, payable to the order of RUSSELL AUTO PARTS, P. O. BOX 470, SAN ANGELO, TEXAS 76902, the undersigned (Seller), hereby sells and transfers to Simpco, Inc., or assigns, (Buyer), the following motor vehicle and personal property:

                    1977 WHITE #ZTPCH1004419 wire line truck
                         and all pertinent attachments

         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.
         Signed under seal this 12th day of April, 1999.

BASIC TECHNOLOGIES, INC.            SIMPCO, INC.,

By: /s/ BRYAN L. WALKER             By: /s/ RICHARD C. SMITH
   --------------------------          -------------------------
Bryan L. Walker                     Richard C. Smith